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________________________________________________________________________________




                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                       Form 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


                   Date of Report (Date of earliest event reported)
                                  December 20, 1996



                      First Alliance Mortgage Loan Trust 1996-4
                _____________________________________________________
                (Exact name of registrant as specified in its charter)



                                                              APPLICATION
         New York                      33-99604-03              PENDING
 ------------------------------    ----------------------   ----------------
(State or Other Jurisdiction of   (Commission File Number) (I.R.S. Employer
         Incorporation)                                    Identification No.)


           c/o The Chase Manhattan Bank
         450 West 33rd Street, 15th Floor
              New York, New York                           10001-2697
---------------------------------------------              -----------
    (Address of Principal Executive Offices)               (Zip Code)

    Registrant's telephone number, including area code (212) 946-8500
                                                       --------------

                                  No Change
        -----------------------------------------------------------
       (Former name or former address, if changed since last report)


________________________________________________________________________________

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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Loans

         First Alliance Mortgage Company registered issuances of up to $580,000,000 principal amount of Mortgage Loan Asset Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 33-99604) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, First Alliance Mortgage Loan Trust 1996-4 (the "Registrant" or the "Trust") issued $70,000,000 in aggregate principal amount of its Mortgaged Loan Asset Backed Certificates, Series 1996-4 (the "Certificates"), on December 20, 1996. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

         The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, dated as of December 1, 1996, between First Alliance Mortgage Company (the "Company"), and in its capacity as servicer (the "Servicer") and The Chase Manhattan Bank, in its capacity as trustee (the "Trustee"). The Certificates consist of three classes, the Class A-1 and Class A-2 Certificates (the "Class A Certificates") and the Class R Certificates (the "Class R Certificates" and, together with the Class A Certificates, the "Certificates"). Only the Class A Certificates were issued pursuant to the Registration Statement. The Certificates initially evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

         The assets of the Trust initially will include two pools (each, a "Mortgage Loan Group") of closed-end mortgage loans (the "Mortgage Loans") secured by mortgages or deeds of trust on one-to-four family residential properties. The Class A-1 Fixed Rate Group Certificates represent undivided ownership interests in a pool of fixed rate Mortgage Loans secured by mortgages that may be either in a first or in a junior lien position. The Class A-2 Variable Rate Group Certificates represent undivided ownership interests in a pool of variable rate Mortgage Loans secured by mortgages in a first lien position.

         Interest distributions on the Class A Certificates are based on the Certificate Principal Balance thereof and the then applicable Pass-Through Rate thereof. The Pass-Through Rate for the Class A-1 Certificates will be 6.835% per annum. The Pass-Through Rate for the Class A-2 Certificates adjusts monthly and with respect to the first Payment Date will be 5.8177% per annum.

         The Class A-1 Certificates have an aggregate principal amount of $22,500,000. The Class A-2 Certificates have an aggregate principal amount of $47,500,000.

         As of the Closing Date, the Mortgage Loans possessed the characteristics described in the Prospectus dated September 10, 1996 and the Prospectus Supplement dated December 10, 1996, filed pursuant to Rule 424(b)(5) of the Act on December 18, 1996.


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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Not applicable

(b) Not applicable

(c) Exhibits:

        1.1 Underwriting Agreement, dated December 10, 1996, between First Alliance Mortgage Company and Prudential Securities Incorporated.

        4.1 Pooling and Servicing Agreement, dated as of December 1, 1996, among First Alliance Mortgage Company, as Company and Servicer, and The Chase Manhattan Bank, as Trustee.


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                                      SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             By:   FIRST ALLIANCE MORTGAGE COMPANY, as
                                     Company


                                   By:  /s/Brian Chisick
                                      ----------------------------
                                      Name:  Brian Chisick
                                      Title: President


Dated:  January 2, 1997